Exhibit 99.1

TG Venture Acquisition Corp. Announces Postponement of its Special Meeting to May 4, 2023

Sponsor Offers Cash Incentive to Extend SPAC

New York, NY, April 25, 2023 /ACCESSWIRE/ – TG Venture Acquisition Corp. (Nasdaq: TGVC) (“TGVC”), a special purpose acquisition company sponsored by Tsangs Group Holdings Limited, announced today that its special meeting of stockholders (“Special Meeting”) will be postponed from its original date of 10:00 a.m. Eastern Time on April 27, 2023 to 10:00 a.m. Eastern Time on May 4, 2023. The Special Meeting can still be accessed virtually by visiting https:// www.virtualshareholdermeeting.com/TGVC2023SM1. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The record date for the Special Meeting remains April 3, 2023.

The estimated redemption price per share is expected to remain approximately $10.37 at the time of the Special Meeting, as originally reported in TGVC’s definitive proxy statement (the “Proxy Statement”) in connection with the Special Meeting filed with the U.S. Securities and Exchange Commission on April 10, 2023. The closing price of TGVC’s common stock on April 24, 2023 was $10.37.

TGVC also announced that if the proposals to amend TGVC’s Amended and Restated Certificate of Incorporation (“Charter”) and Investment Management Trust Agreement (collectively, the “Extension Proposals”) are approved at the Special Meeting, and the extension of TGVC’s business combination period (the “Extension”) is implemented, TGVC’s sponsor or its designees will deposit into TGVC’s trust account established in connection with its initial public offering (the “Trust Account”) the lesser of (x) $100,000 and (y) $0.04 per share multiplied by the number of shares of TGVC Class A Common Stock originally sold as part of TGVC’s initial public offering with the opportunity to redeem outstanding on the such applicable date (a “Contribution”, and TGVC’s sponsor or its designee making the Contribution, a “Contributor”), on each of May 5, 2023 and on the 5th day of each subsequent calendar month until (but excluding) November 5, 2023 (each such date, a “Contribution Date”). TGVC has not asked its sponsor to reserve for, nor has TGVC independently verified whether its sponsor will have sufficient funds to satisfy, the Contribution.

If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a three (3) business day grace period), then TGVC will liquidate and dissolve as soon as practicable after such date and in accordance with its Charter. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable upon consummation of an initial business combination. If TGVC does not consummate a business combination by November 5, 2023, such promissory note will be repaid only from funds held outside of TGVC’s Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposals at the Special Meeting and the implementation of the Extension. No Contribution will occur if the Extension Proposals are not approved, or if the Extension is not implemented. If TGVC has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date can vote, even if they have subsequently sold their shares. Any stockholders who wish to change their vote and need assistance should contact Okapi at (212) 297-0720, or info@okapipartners.com. In connection with the postponement of the Special Meeting, TGVC has further extended the deadline for holders of TGVC’s common stock issued in TGVC’s initial public offering (the “Public Shares”) to submit their Public Shares for redemption in connection with the Charter Amendment Proposal (as defined in the Proxy Statement) until 5:00 p.m. Eastern Time on May 2, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such Public Shares prior to 8:00 a.m. Eastern Time on May 4, 2023.

Participants in the Solicitation

TGVC and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from TGVC’s stockholders in respect of the Special Meeting, the Extension Proposals and related matters. Information regarding TGVC’s directors and executive officers is available in TGVC’s annual report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

TGVC has filed the Proxy Statement with the SEC in connection with the Special Meeting to consider and vote upon the Extension Proposals and other matters and, beginning on or about April 12, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the April 3, 2023 record date for the Special Meeting. TGVC’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with TGVC’s solicitation of proxies for the Special Meeting because these documents contain important information about TGVC, the Extension Proposals and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: TG Venture Acquisition Corp., 1390 Market Street, Suite 200, San Francisco, CA 94102 or to: Okapi Partners, Attention: Chuck Garske / Christian Jacques, (212) 297-0720, or Info@okapipartners.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to TGVC or TGVC’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, TGVC’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in TGVC’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to TGVC or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions many of which are beyond the control of TGVC, including those set forth in the “Risk Factors” section of TGVC’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. TGVC undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

TG Venture Acquisition Corp.

Tsangs Group

Azumi Ashley

Azumi.ashley@tsangsgroup.co

Kevin Lip

Kevin.lip@tsangsgroup.co